     2014 and Beyond   Analyst Day   Chicago - November 14, 2013      NASDAQ: LGND

2   The following presentation contains forward-looking statements regarding Ligand’s prospects, plans and strategies,   drug development programs and collaborations. Forward-looking statements include financial projections,   expectations regarding research and development programs, and other statements including words such as “will,“   “should,” “could,” “plan,” etc. Actual events or results may differ from Ligand’s expectations. For example, drug   development program benefits may not be realized and there can be no assurance that Ligand will achieve its   guidance in 2013 or thereafter or that third party research summarized herein is correct or complete.      The forward-looking statements made in the presentation are subject to several risk factors, including, statements   regarding intent, belief, or current expectations of the Ligand, its internal and partnered programs, including   Promacta®, Kyprolis™, and Duavee™, Ligand’s reliance on collaborative partners for milestone and royalty payments,   royalty and other revenue projections based on third party research, regulatory hurdles facing Ligand's and partner's   product candidates, uncertainty regarding Ligand's and partner's product development costs, the possibility that   Ligand's and partner's drug candidates might not be proved to be safe and efficacious and commercial performance   of Ligand's and/or its partner's products, risks related to Ligand’s internal controls, its compliance with regulations,   accounting principles and public disclosure, and other risks and uncertainties described in its public filings with the   Securities and Exchange Commission, available at www.sec.gov. Additional risks may apply to forward-looking   statements made in this presentation. Our trademarks, trade names and service marks referenced herein include   Ligand and Captisol. Each other trademark, trade name or service mark appearing in this presentation belongs to its   owner.      Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect our good faith   beliefs (or those of the indicated third parties) and speak only as of the date hereof. All forward-looking statements   are qualified in their entirety by this cautionary statement, and Ligand undertakes no obligation to revise or update   this presentation to reflect events or circumstances or update third party research numbers after the date hereof. This   caution is made under the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934.   Safe Harbor Statement

  3   Agenda   1) Business Overview   • Events Transforming Ligand   • 2014 Growth and Beyond   John Higgins   President & CEO   2) “Shots-on-Goal” Portfolio   Select Program Updates   Nishan de Silva, M.D.,   VP, Corporate Development   3) Research & Technology Platform   Highlights of Key Assets   Matt Foehr   Chief Operating Officer   4) Menopause: Yesterday, Today and Tomorrow      Cynthia A. Stuenkel, M.D.      5) Glucagon Keith Marschke, Ph.D.,   VP, Biology   6) Financial Overview and Outlook John Sharp   Chief Financial Officer

4   Ligand . . . 2014 and Beyond   • 2013 was a break-out year for Ligand turning sustainably profitable and   realizing major portfolio events   • Today, Ligand is transforming into a high-growth financial company with   economic rights to some of the world’s most important medicines   • Our “Shots-on-Goal” business model is stronger than ever and   projected to continue to drive the business significantly for the next 15   years and beyond   • Company has the potential to realize accelerated growth given   projected:   — Near doubling of revenue generating assets over the next year   — Significant increase in profitability and cash-flow

5   Excellent Productivity Recently from 3 Main   Pillars of the Business   • Outlook: Continued strong performance among all three   projected for 2014   Largest Assets   Financial   Performance Portfolio   Promacta 38%      Kyprolis 261 %      Captisol sales      New data, regulatory   and commercial   events   Extraordinary P&L   efficiency      Bold movement   into turning   profitable cash-   flow positive   Added 20 net assets      2 approvals      6 P3 results/NDAs   filed      2 Orphan Designations

6   What’s Happened Over Past 12 Months   Approvals for Major New   Markets and Drugs   New Licenses Adding >$100 m   of Potential Fees and Royalties   Late Stage Clinical Advances   Acquisition that Substantially   Increased Assets   Financials   Promacta-HCV   Duavee   Spectrum   CURx   Ethicor   Azure   Others   BACE   CE-Melphalan   Carbamazepine IV   Noxafil IV   Promacta ORT   Selexis   First year operational profitability   Cash-flow positive   110% increase in shareholder’s equity   56% reduction in debt

   . . .   By the Numbers   7

  90   Over   8   Fully funded Shots-on-Goal

  4   9   New partnered products   expected to launch in 2014

  20    Partnered products by 2020   10

  $700 Million   11   In potential milestone   payments from existing deals   Over

  $800 Million   12   Projected R&D investment by our partners   on our programs in the next year   Over

  80   Over   13   Clinical trials run by our   partners in 2014

  77%   14   Increase in requests for Captisol samples   since we acquired the technology

  $800 Million   15   In gross tax assets   Over

     85%   16   Net income compounded annual growth   rate projected for next three years   Over

17   • Over 90 fully funded Shots-on-Goal   • 4 partnered new drugs expected to launch in 2014   • 20 partnered products by 2020   • Over $700 million in potential milestone payments from existing deals   • Over $800 million projected R&D investment by our partners on our   programs in the next year   • Over 80 clinical trials run by our partners in 2014   • 77% increase in requests for Captisol samples since we acquired the   technology   • Over $800 million in gross tax assets   • Over 85% net income compounded annual growth rate projected for next   3 years      Ligand . . . By the Numbers

18   Pharmaceutical   Royalties   Economic rights to some of the industry's most exciting programs   Why is Ligand a Compelling Company?

19   Why is Ligand a Compelling Company?   Driving   • Novel and pioneering research for significant programs   • Cutting-edge formulation technology that is making major   drugs possible   • Investor-oriented business model with a uniquely qualified   team for executing the plan         Beyond an extraordinary portfolio of royalties, what else   makes Ligand special?

“Shots-on-Goal” Business Model

  21   • Ligand’s business model is premised on these basic   principals:   — The more programs in development the more likely   you will have success   — A company does not need to retain full program rights   to generate significant revenue and cash flow   “Shots-on-Goal” Business Model

  22   • Ligand has two primary business objectives:   — Drive R&D to earliest inflection point for partnering   — Acquire assets efficiently to further build portfolio   • The Goal: Above average returns, below average risk   — Economic rights to major pharma programs   — High-margin, high-growth, recurring revenue   — Low costs, lean capital structure   — Broad portfolio diversity   “Shots-on-Goal” Business Model

23   0   20   40   60   80   100   2007 2013   9   90 +   In six years…   10x increase in fully-funded programs   6x increase in royalty bearing products      What does this tell us?   1. We are executing well to expand our   portfolio   2. Our partners are doing their job   getting new products to the market   Partnered Programs   Ligand’s Business Model is Thriving

• We estimate our partners will spend over $800   million next year in R&D to advance our programs   — 14 Phase 3 trials   — 23 Phase 2 trials   — 42 Phase 1 trials   — 2 Phase 4 trials   — 19 preclinical programs   — Manufacturing scale-up   — Regulatory filing fees   Ligand’s Business Model is Thriving   Fully-funded partnerships driving future growth   24

25   Research   Technology   Deal Making   Strong Execution Continues to Define Ligand   Driving   Largest   Portfolio of   Royalty   Assets Ever   for Ligand

26   • Intense period of deal-making since late 2008   • Consistent strategy and business focus over past 5 years   • Investors now beginning to realize the quality and value of what we've assembled   Timeline of Ligand’s Recent Acquisitions   December `08 –   Pharmacopeia   December `09 –   Neurogen   January `10 –   Metabasis   May `10 –   IL-9 Royalty   January `11 –   CyDex   April `13 –   Selexis   2008 2009 2010 2011 2012 2013

  27   Ligand is uniquely positioned to generate significant   cash flow per share   – High-quality revenue   – High gross margins   – Low operating costs   – Significant tax assets   – Low share count   Ligand . . . 2014 and Beyond

28   $   billi   o   n   s   $   billi   o   n   s    High    Low    Average      Sales figures converted from GBP to USD   Conversion rate = 1.60   9 GSK covering analysts reports as of 10/23/13   19 AMGN covering analysts reports as of 10/22/13   Revenue Outlook for Two Blockbusters   Sell-Side Analyst Projections

  29   Projected Total Revenues Underlying Ligand’s   Royalties   $   Bi   lli   o   n   s   $0.0   $0.5   $1.0   $1.5   $2.0   $2.5   2013 2014 2015 2016   Total revenue for all of   Ligand’s royalty generating   assets projected to exceed   $2.2 billion in 2016      By end of the decade   underlying revenue for Ligand   royalty-based products could   exceed $10 billion depending   on timing of when products   are approved

30    Royalties   > $165 million   Deal Fees, Material Sales   >$35 million   • Fablyn • Dela IV   • Nexterone • Carb IV   • Conbriza • RE - 021   • CE - Topi   • More than quadrupling of   revenue in 5 years      • No increase in operating   expense required to   produce this growth      • Does not assume any   royalty contributions from   other 50+ programs not   mentioned on this slide   • Promacta • Kyprolis   • Duavee • Melphalan   Illustrative   Potential Revenue   >$200   $0   $30   $60   $90   $120   $150   $180   $210   2013 2018   $   m   ill   io   n   s   Illustrative 2018 Ligand Revenue Potential   >$200 million      $45 - $46

  31   • High annual revenue growth projected for next three years   — 2014: $62 - $64 million   — 2015: > $81 million   — 2016: > $106 million   • Low annual cash expenses of approximately $20 million per year   • Significant earnings per share growth projected next three years   — 2014: $1.40 - $1.45   — 2015: > $2.13   — 2016: > $3.18         Three-Year Financial Outlook   EPS Outlook based on Non-GAAP EPS (excludes CVRs,   discontinued operations and stock-based comp)

32   1) Acquire assets to continue building “Shots-on-Goal”   portfolio      2) Return capital to shareholders:   — Dividends   — Share repurchases      What Does Ligand Plan To Do with Its Excess   Cash?

33      Portfolio Overview   Nishan de Silva

• Large and diverse portfolio of opportunities   maximizes odds of business success      • Ligand has a robust portfolio of partnered   programs      • Portfolio has grown by more than 20 programs   net in the last year through acquisitions and   licensing deals   Ligand’s Business Model: “Shots-on-Goal”   34

12%   8%   20%   41%   20%   35   Preclinical Marketed + NDA   Phase 3 / Pivotal   Phase II   Phase I   Key programs include:   • Promacta (GSK)   • Kyprolis (Amgen)   • Duavee (Pfizer)   • CE-Melphalan   (Spectrum)   • Noxafil IV (Merck)   • Carbamazepine IV   (Lundbeck)   • BACE (Merck)   • RE-021 (Retrophin)   90+ Partnered Programs   Ligand’s Portfolio: Over 90 “Shots-on-Goal”

Biotech, 37%   Big Pharma, 40%   Spec Pharma, 10%   Generic, 13%   36   55 Different Partners   Select Big Pharma   Select Biotech   Strong Diversity Among Pharma Industry Companies   Select Spec Pharma   Select Generic   Ligand’s Portfolio: By Partner Type

Oncology 43%   CNS 8%   Inflammation 13%   Blood Disorder 8%   Metabolic Disease   7%   Anti-microbial 5%   Anti-viral 4%   Cardiology 4%Opthamology 3%   Other 4%   37   Valuable distribution among almost all major disease categories   Ligand’s Portfolio: By Indication

38   • Realistically, not all 90 programs will make it to market considering   standard pharma success rates   • But, given current program status, here is how new products could enter   the market through 2020   Year 2014 2015 2016 2017 2018 2019 2020   Potential New   Commercial Products   4 3 2 1 14 17 29   Cumulative Potential   Commercial Products   9 12 14 15 29 46 75   • 10 new products could launch by 2017, tripling the number of products   currently generating revenue   Significant Growth Potential from New   Products

39   • Drug development success rates have been tracked and   published through the years   • In 2010 Nature Reviews Drug Discovery published average   rates of success by stage of development as follows:   ― 91% probability of success for compounds with a submitted NDA   ― 64% probability of success for Phase III compounds   ― 22% probability of success for Phase II compounds   ― 12% probability of success for Phase I compounds   ― 8% probability of success for Preclinical compounds   • Applying these rates of success to Ligand’s current portfolio,   Ligand will have over 20 revenue bearing products by 2020   20 Products by 2020

Ripening of the Late-stage Portfolio   Strong partners - investing and creating forward momentum      Partner      Asset   Therapy   Area      2014      2015      2016      DUAVEE™         Women’s Health      √        Noxafil IV Anti-microbial √   Undisclosed Undisclosed √   Carbamazepine IV Neurology √   CE-Melphalan Oncology √   Delafloxacin IV Anti-infective √   Fablyn Metabolic √   RE-021 Renal √   CE-Topiramate Neurology √   Potential Launch   40

  • April 2013 acquired royalty rights to over 15 biotech programs   • Selexis technology increases yields for biologic manufacturing   • Royalty assets an excellent fit with Ligand’s business model   • Expands Ligand’s royalty portfolio beyond small molecules into   biologics   • $4.5 million acquisition price   • Potential for ~$17 million in milestones and an estimated over   $40 million in annual royalties from these assets   41   Selexis Acquisition Highlights

45%   55%   42   Novel Biologics with:   • Merrimack   • Baxter   • Aveo   • CSL   • Glenmark   • Others   Biosimilars with:   • Coherus   • Biocad   • Others   Selexis deal includes royalties on novel and biosimilar biologics   Selexis Portfolio Acquisition

• Partners pursuing monoclonal antibodies for large market   opportunities in oncology and inflammatory diseases:   ― Inflammatory disease targets include lupus and rheumatoid arthritis   ― Cancer targets include lung, ovarian, breast, gastric and colorectal tumors   • All biologics are first-in-class, novel mechanisms   • Portfolio highlights include:   ― Merrimack Pharmaceuticals: MM-121, MM-111, MM-302 and MM-151   ― Baxter: BAX69   • Merrimack entered worldwide partnership with Sanofi for   MM-121 in 2009   ― $60M upfront, up to $470M milestones, tiered royalties      43   Selexis Portfolio: Novel Biologics

• Biosimilars market projected to potentially exceed $20 billion   worldwide in 2020      • Biosimilars for blockbuster novel biologics in the acquired   Selexis portfolio include:   ― Rituxan   ― Enbrel   ― Remicaid      • Hot area - multiple recent deals with hundreds of millions of   dollars in milestones and royalties for biosimilars development               44   Selexis: Biosimilar Biologics   Source: IMS Health “Shaping the Biosimilars Opportunity”, December 2011   ― Humira   ― Avastin   ― Herceptin

• Captisol formulation of chemotherapy drug used predominantly for stem cell   transplant conditioning in Multiple Myeloma patients   • Partnership signed with Spectrum Pharmaceuticals March 2013   ― Over $50 million in potential milestones   ― Significant double-digit royalty on potential net sales   • Pivotal trial enrollment completed in October, NDA filing mid-2014   45   Spectrum: Captisol-Enabled Melphalan   Positioned for quick timeline to NDA submission and strong potential   peak sales with Spectrum’s oncology franchise      Significant economic potential for Ligand while allowing focus   on core business model

• Dual-acting Endothelin Receptor Antagonist (ERA) and Angiotensin Receptor   Blocker (ARB) being developed for Focal Segmental Glomerulosclerosis (FSGS)   • Significant previous clinical development in hypertension   • Retrophin is pursuing novel development and regulatory pathway   ― Targeting FSGS, rare kidney disease with ~50,000 patients in U.S.   ― No FDA-approved therapies   • Enrollment in Phase 2, potentially pivotal, study targeted by end of 2013   • Retrophin projects peak sales potential of over $1 billion   • Meaningful economics to Ligand - 9% royalty on net sales, over $75 million future   potential milestones      46   Retrophin: RE-021   Promising opportunity in Orphan indication with high unmet need      Ligand positioned for potential significant near-term value creation from   asset not otherwise being advanced

• Captisol formulation of anti-epileptic drug otherwise available only orally   — Captisol allows IV formulation for first time   — Targeted at seizures in hospitalized epilepsy patients who are unable to take oral   topiramate   • Ligand obtained Orphan Drug Designation and published Phase I results while   evaluating partnership opportunities   • Licensing transaction signed with CURx   — $21 million net potential milestones   — 6% – 7.5% net royalties      47   CURx: Captisol-Enabled Topiramate   CURx poised to focus on CE-topiramate as their lead asset      Novel drug for treating epileptic patients in hospital setting

48   • Captisol-enabled formulation of widely used oral antiepileptic drug   • Lundbeck completed Phase 3 trial and secured Orphan Designation in 2013   • 2.7 million adults in US have epilepsy, making it the third most common   neurological disorder after Alzheimer's and stroke1   • Phase 3 data presentation and NDA submission expected by end of 2013         1Epilepsy Foundation data      Potential first and only injectable form, an alternative for patients   with epilepsy who may be hospitalized or otherwise   temporarily unable to take oral form   Carbamazepine IV

49   • Captisol-enabled IV formulation of global anti-fungal, leveraging existing   NOXAFIL® franchise   • Merck presented positive Phase 3 study of patients at risk of invasive fungal   infection at ICAAC in September   • Noxafil, marketed globally by Merck, currently only available as an oral   suspension   • Ligand recently received NDA milestone payment         Captisol enabled the IV form, represents a potential significant   advancement for the treatment of invasive fungal infection   NOXAFIL® IV

50   • Two drug candidates developed from HepDirect platform   — Pradefovir for Hepatitis B- IND approved   — MB07133 for liver cancer- IND submitted   • Chiva developing both for Chinese market   • Large market opportunities   — ~100M patients in China with Hepatitis B   — >40% of all cases of liver cancer are in China    Novel agents targeting high unmet need diseases in China   Over $100 million in potential milestones from Chiva agreement,   including $4M on Chinese approval, plus royalties   Pradefovir and MB07133

Driving Future Growth:   Technology and R&D   Matt Foehr

52   • Ligand’s technologies, research, and acquired   unpartnered assets position us to do more deals   and create future growth opportunities   Three Ways to Drive New Deals   Technology   • Captisol®   • HepDirect™   Research   • Oral GCSF   • IRAK-4   • SARMs   Acquired   Assets   • Glucagon   Receptor   Antagonist   • Captisol-   enabled   Fosphenytoin

53   • Partnering-driven, backed by strong science   ― Drive R&D to earliest inflection point for partnering   • Focus on de-risking, through internal or external milestones,   with a goal of partnering   ― Leverage ripening science and landscape evolution   ― External milestones - allowing others’ investments to build value   • Over 15 internal R&D programs, but we focus investment on a   select few each year   Ligand’s R&D Model   Targeted, value-based project advancement

54   Translating R&D Investment into Future Profits      Carefully designed R&D investment to drive partnering   Ligand’s   Added Value   Regulatory Path   Initiate Pivotal Trial   Orphan Designation   Melphalan   Topiramate   Intellectual Property   Licensing Package   RE-021   Program

55   Translating R&D Investment into Future Profits      Carefully designed R&D investment to drive partnering   Ligand’s   Added Value   Regulatory Path   Initiate Pivotal Trial   Orphan Designation   Melphalan   Topiramate   Intellectual Property   Licensing Package   RE-021   Program Partner Up-Front Milestones Royalties   $3 mm $50 mm   Double   Digit   Undisclosed $21 mm 6.0-7.5%   $1 mm $75 mm 9%   Potential

56   Translating R&D Investment into Future Profits      Carefully designed R&D investment to drive partnering   Ligand’s   Added Value   Regulatory Path   Initiate Pivotal Trial   Orphan Designation   Melphalan   Topiramate   Intellectual Property   Licensing Package   RE-021   Program Partner Up-Front Milestones Royalties   $3 mm $50 mm   Double   Digit   Undisclosed $21 mm 6.0-7.5%   $1 mm $75 mm 9%   Potential   Drug Discovery, IND   Phase 1 Trial   Glucagon   Goal to partner

57   • Addresses continued and growing industry need → formulation   solubility and stability   ― Makes major drugs possible: Kyprolis™   ― Makes existing drugs better: Nexterone®, CE-Melphalan, Noxafil® IV      • The right technology at the right time   ― Combinatorial chemistry/screening advances have greatly increased   number of promising drugs that have solubility issues      • Issued patents in the US through 2029, in Europe through 2025,   and additional patents issued and pending      • Clinical and regulatory success, combined with vast safety   database have significantly increased awareness and visibility      Platform for Continued Growth

58   New      Sample Requests   0   100   200   300      • Almost doubling of new sample   requests since Ligand acquisition   • “Partnership process flow”   follows the progression and   timing of a new drug through   early development   Acquired   Technology   Creating Partnerships with

59   Illustrative Proportional Quantity:   Captisol-to-API in a finished drug dose   60 mg   3,000 mg   Captisol   API

60   • Patented prodrug technology designed to deliver drugs directly   to the liver   ― Proven efficient and selective in prodrug conversion   ― Reduces extra-hepatic exposure through intracellular metabolism   and biliary excretion      HepDirect™   Partnering Platform - Targeted Drug Delivery      • An ideal delivery technology for   diseases of the liver or for molecular   targets located in the liver      • Advantages include improved safety   and increased efficacy/potency

Highlights of Key Assets

62   • Oral medicine that boosts platelets to treat thrombocytopenia   • Marketed by GSK   • Long patent protection through 2027   • Potential for major label expansion   — Over 25 active clinical trials   — Recent/upcoming data presented in:    MDS, AML, CLL and Aplastic Anemia   • Royalty rates of 4.7% to 9.4%      6.6%   9.4%   Promacta

• Thrombocytopenia (low platelet) market represents a major global commercial   opportunity   • Similar to anemia and neutropenia, thrombocytopenia is made up of a number of   “sub-markets” of thrombocytopenia-inducing diseases in which medical need is real,   life threatening and unmet   • Three different areas create this growth opportunity:   ITP HCV ORT   Idiopathic   Thrombocytopenia   Thrombocytopenia   Induced by the   Hepatitis C   Virus   Oncology   Related   Thrombocytopenia   Growing and   Gaining Market Share   Globally   Recent Launch   with Significant   Global Upside   Multiple Promising   Expansion   Opportunities   63   Promacta: Pillars of Future Growth

64      • Steroids, platelet transfusion, splenectomy all create   significant treatment challenges      • Pediatrics account for half of new diagnoses per year      • Initially launched for ITP indication in 2009, now marketed in   94 countries      • Continued market share growth quarterly      6.6%   9.4%   Promacta: ITP   • Idiopathic Thrombocytopenia (ITP) is an   autoimmune disease characterized by low   platelet count, rash and significant risk of   bleeding

65   Worldwide HCV   prevalence   Worldwide HCV   with low platelets   Patients required for   ~$2B annual sales   150+ million   • Thrombocytopenia exhibited in sickest   sub-set of HCV patients   • 100,000 patients represents ~2% of   worldwide patients with low platelets   • While significant evolution of HCV   treatment paradigm is occurring, feasible   for Promacta to reach an impactful   number of patients worldwide   • Indication first launched in 2013, now in   37 countries, with more countries   expected in the future   5.3 million   Source: World Health Organization Hepatitis C Fact Sheet   100,000   Promacta: Thrombocytopenia in HCV

66   • Recent Advisory Committee Panel recommends a drug approved for:   — Genotype 2 and 3 in combination with Ribavirin   — Genotype 1 and 4 in combination with Ribavirin and interferon   • Revolutionary new drugs are poised to profoundly alter Hepatitis C   treatment   • For mild, moderate and even severe patients, new oral drugs represent an   extraordinary medical advancement   • Conventional expectations are that:   ― The need for interferon-based regimens, which actively destroy platelets,   will sharply decrease   ― Prevalence of HCV will subside   Platelets and the Evolving Hepatitis C Space

67   • Despite dramatic landscape shifts, there   is a necessary role for platelet generation   in the sickest Hepatitis C patients   — End-stage Hepatitis C patients are   cirrhotic → liver so diseased it produces low   platelets and supportive care necessary to   reduce bleeding risks   — While US poised for approval of new drugs,   other markets are years behind and treatment   approaches may evolve differently   • If only 0.03% of global population (50,000)   of Hepatitis C patients receive Promacta,   the annual Promacta revenue would be   approximately $1 billion      Platelets and the Evolving Hepatitis C Space   Healthy   Human Liver   Cirrhotic HCV-infected   Human Liver

$   m   ill   ion   s   Sales figures converted from GBP to USD   Note: “EMAP” = Emerging Markets Asia Pacific   68   2011   ROW 17%   EMAP 80%   EU 64%   US 25%   TOTAL 38%   Promacta: Regional Quarterly Revenue         $0.0   $10.0   $20.0   $30.0   $40.0   $50.0   $60.0   $70.0   $80.0   Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3   ROW   EMAP   EU   US   2012 2013   Expected strong growth of   LGND royalties   — New territories being added   — New indications being pursued   — Higher royalties on higher sales      Double digit growth year-   over-year in all geographies

Promacta: Label Expansion   • GSK investing significantly to expand indications for Promacta,   over 25 active clinical trials   ITP   (94 Markets)   Hepatitis C   (37 Markets)   Potential Future   Indications   Aplastic Anemia   MDS   AML   CIT   Others   • Data at recent and upcoming medical meetings raises visibility   and potential for the drug      CLL   Current   Indications   69

Oncology Related Thrombocytopenia   Chemotherapy   -induced (CIT)   Cancers of the Blood   Myelodysplastic   Syndrome   (MDS)   Acute   Myeloid   Leukemia   (AML)   Bone Marrow   Suppression   Broad set of significant global unmet medical needs   Chronic   Lymphocytic   Leukemia   (CLL) Cancer Treatment   Attacking   Platelets   70   Promacta: Oncology Related Thrombocytopenia

Myelodysplastic   Syndromes   (MDS)   Acute Myeloid   Leukemia   (AML)   Chronic Lymphocytic   Leukemia   (CLL)   Cancers of the Blood   Patients have severe cytopenia,   need frequent transfusions      Fast-progressing cancer   of the blood   Slow-progressing cancer   Excess bleeding results in major   complications or death for nearly   25% of patients1   Clinically, Promacta shown to increase   platelets and pre-clinically, inhibits   leukemia growth   Data presented at EHA and ASH      Initial clinical data in CLL indicates 80%   response rate in CLL-associated ITP, 55%   overall response rate   Phase 2 interim data to be presented at   ASH in December      Data from Phase 2 placebo-controlled   studies reported at EHA and ASH   Abnormal red blood cells and   platelets can quickly crowd out   normal cells   Focused in white blood cells      ~19,000   new diagnoses in US each year2      ~14,500   new diagnoses in US each year2   ~16,000   new diagnoses in US each year2   1Expert Opinion: Thrombocytopenia & Myelodysplastic Syndrome medscape.org/viewarticle/565023   2 National Cancer Institute, SEER Cancer Review, 2012      71   Promacta: Oncology Related Thrombocytopenia

• Disease where bone marrow does not produce enough new cells   • Patients have pan-cytopenia, or low red cells, low white cells and low platelets   • ~7,000 new cases of AA diagnosed each year1   72   Promacta: Development in Aplastic Anemia   1American Cancer Society, 2013 and Marrow Forums, 2013      • Suggestions of potential use beyond supportive care -   New England Journal of Medicine publication   — Patients refractory to immunosuppressive therapy at   high risk of death and bleeding   — 44% achieved response in at least one type of blood   cell, with minimal toxicity   — Improvements seen in platelets and red and white cells

$0   $200   $400   $600   $800   $1,000   $1,200   2015 2016 2017 2018 2019 2020   73   Promacta Projections: GSK Sell-Side Analysts   Annual Revenue Projections   $   mi   lli   on   s High    Low    Average   Sales figures converted from GBP to USD   Conversion rate : £1 = $1.60   9 GSK covering analysts reporting as of 10/23/13

74   • Amgen acquired Onyx October 1, 2013   — Amgen - true pioneer in treatment of serious illness   with a global presence in over 50 countries      • Established agent in 3rd Line+ multiple myeloma            • Major investment by Amgen, focused on expanding   label and geographies   — Front-Line: Phase 3 (CLARION)   — Relapsed: Phase 3 (ASPIRE)/Phase 3 (ENDEAVOR)   — Relapsed/Refractory: Phase 3 (FOCUS)      • Global MM market projected to exceed $14 billion by   2018   • Royalty rates of 1.5% to 3.0%   9.4%   Kyprolis

75   • Amgen projects primary analysis of FOCUS trial in relapsed/   refractory MM to occur in 1H 2014      • Independent Data Monitoring committee review of interim   analysis of ASPIRE in relapsed MM projected in 1H 2014      • Upcoming data and presentations at ASH      9.4%   Kyprolis: Upcoming Events   1Amgen Q3 2013 presentation

Accelerating Royalty Revenue   Year-over-Year performance of Ligand’s royalty-bearing assets      Product   Therapy   Areas   Total #   of Markets   Q3 2012   Sales   Q3 2013   Sales   %   Increase            ITP   Hepatitis C         95   37      $55 m      $76 m      38%            Multiple   Myeloma      1      $18 m      $65 m      261%            Emergency   Medicine      1            Pain      1      $37 m      $40 m      8%            Women’s   Health      7   76   Total $110 m $181 m 65%

MK-8931: BACE1 Inhibitor   • Merck is developing MK-8931, an oral beta-secretase (BACE1)   inhibitor, for potential treatment of Alzheimer's disease (AD)   • MK-8931 is first BACE1 inhibitor demonstrated to lower β-   amyloid in the cerebral spinal fluid of people with AD   • Merck has the leading position in the BACE-inhibition field,   which has included Eli Lilly, Eisai, Roche and Janssen/Shionogi   • Last December, Merck began a Phase 2/3 study to assess the   safety and efficacy of MK-8931 in patients with mild-to-   moderate AD   77   Potential major advancement in Alzheimer’s Disease

BACE1 and the Amyloid Hypothesis   • The presence of β-amyloid plaques in the brain   is a well-known manifestation of Alzheimer's   disease (AD)   • The amyloid hypothesis asserts that formation   of amyloid β peptides that lead to β-amyloid   plaques in the brain is a primary contributor to   the underlying cause of AD   • BACE1 believed to be key enzyme in production   of amyloid β peptides   • Evidence suggests that inhibiting BACE1   decreases production of amyloid β peptide,   may therefore reduce β-amyloid plaque   formation and modify disease progression      78   Neurons with Amyloid Plaques, Gaertner, 2013

MK-8931 Clinical Trials   • Merck’s EPOCH trial began in late 2012   – Phase 2/3, 78-week, randomized, placebo-controlled, parallel-group, double-   blind trial in patients with mild to moderate AD   – 200 patient Phase 2 safety portion of the study; anticipated to enroll up to   1,700 patients in the main Phase 3 cohort   – Primary outcomes are change from baseline in:    Alzheimer's Disease Assessment Scale Cognitive Subscale (ADAS-Cog) score    Alzheimer's Disease Cooperative Study – Activities of Daily Living (ADCS-ADL) score   • Interim safety assessment expected in the coming months   79

DUAVEE™

81   • Combo of Bazedoxifene (SERM) and Premarin®,   partnered globally with Pfizer   • Received FDA approval in October for treatment of   moderate-to-severe vasomotor symptoms (“hot flashes”)   associated with menopause and the prevention of   postmenopausal osteoporosis   • US launch planned Q1 2014, European action expected   1H 2014   • Potential Ligand royalties:   — $1 billion annual revenue = $11 million annual royalty   — $2 billion annual revenue = $36 million annual royalty   — $3 billion annual revenue = $61 million annual royalty   9.4%   DUAVEE™

82   • Hormone replacement therapy for menopausal symptoms was once a 4 billion   dollar category   — 22 million prescriptions written for Prempro® in the US in 2001, with revenue   greater than $2 billion   — Safety concerns raised by Women’s Health Initiative (WHI) led to sharp declines in   use and decreased development investment in the area   • Evolution of views on WHI data and recent advances in highly selective   synthetic estrogens could restore and surpass the former market   • Greatly underserved category now at ~$2 billion annually   • Osteoporosis prevention also represents an additional, significant opportunity   for improved agents   — Raloxifene sales of $1.4 billion in 2011   Menopause and Hormone Therapy   Wyeth data; NIHCM Foundation Data, 2001 and 2012

83   Pfizer Preparing for DUAVEE™ Launch

Dr. Cynthia A. Stuenkel

• Clinical Professor of Medicine, UCSD   • Established one of the first Menopause Clinics in 1988   • Expert in:   — Management of post-menopausal symptoms   — Hormone therapy   — Osteoporosis   — Breast cancer prevention   • Past-President of the North American Menopause   Society   • National spokesperson for Endocrine Society’s Hormone   Health Network   • Author of editorials, reviews and chapters relating to   menopause   85   Introducing Dr. Cynthia Stuenkel

Managing Menopause Symptoms:   Yesterday, Today, and Tomorrow   Cynthia A. Stuenkel, MD   University of California, San Diego   Ligand Pharmaceuticals, Inc. Analyst Day   November 14, 2013

A Contemporary Approach to Menopause    The menopause experience    Brief history of hormone therapy    Expanding role of available therapies

      1542-1587

The Contemporary Woman…

The Contemporary Woman…   51 year old CFO, executive coach, who   sits on multiple Fortune 100 boards,   presents with the chief complaint:   “I don‟t know what‟s happening to me!”

The Contemporary Woman…   51 year old CFO, executive coach, who   sits on multiple Fortune 100 boards,   presents with the chief complaint:   “I don‟t know what‟s happening to me!”   She awakens at night feeling incredibly   hot, then sweaty, followed by a chill.   Her last period was 6 months ago. She   admits to discomfort with intercourse.

The Contemporary Woman…   51 year old CFO, executive coach, who   sits on multiple Fortune 100 boards,   presents with the chief complaint:   “I don‟t know what‟s happening to me!”   She awakens at night feeling incredibly   hot, then sweaty, followed by a chill.   Her last period was 6 months ago. She   admits to discomfort with intercourse.   She desires symptom relief and better   sleep…and she wants it now!

The Menopausal Transition    20s 30s 40s 50s 60s 70s 80s+    Reproductive Menopause transition Postmenopause

The Menopausal Transition    20s 30s 40s 50s 60s 70s 80s+    Reproductive Menopause transition Postmenopause                         Menopause

The Menopausal Transition    20s 30s 40s 50s 60s 70s 80s+    Reproductive Menopause transition Postmenopause                The final menstrual period—    diagnosed retrospectively    after 12 months amenorrhea                Menopause

Consequences of Menopause   The Good News   Liberates women from:    Inconvenience and discomfort of monthly   menstrual cycles    Associated mood swings    Concerns with contraception and potential   for unintended pregnancy

Consequences of Menopause   The Bad News   Decline in estrogen associated with:    Vasomotor symptoms    Depressive and anxiety symptoms,   sleep disorders, memory complaints    Urogenital atrophy    Osteoporosis

The Menopausal Landscape Today    In 2000, there were an estimated 45.6 million   postmenopausal women in the US         www.menopause.org; www.hormone.org

The Menopausal Landscape Today    In 2000, there were an estimated 45.6 million   postmenopausal women in the US    By 2020, the number is expected to be > 50 million         www.menopause.org; www.hormone.org

The Menopausal Landscape Today    In 2000, there were an estimated 45.6 million   postmenopausal women in the US    By 2020, the number is expected to be > 50 million    In a 2012 survey by the Endocrine Society    70% of women not treated for menopause symptoms    62% had never discussed symptoms with provider      www.menopause.org; www.hormone.org

Approach to Symptom Relief in   the Postmenopausal Woman    Her subjective experience    How bothered is she?    Her desires regarding therapeutic options    What does she want?    Her medical history, age, time since   menopause    Will therapy be safe?

   The Hormone Health Network    www.hormone.org

     www.menopause.org

  Benefits of Estrogen Therapy      Estrogen therapy improves:    Vasomotor symptoms    Depressive symptoms, sleep   disorders, memory complaints    Urogenital atrophy    Osteoporosis

Benefits of Estrogen Therapy      Estrogen therapy improves:    Vasomotor symptoms    Depressive symptoms, sleep   disorders, memory complaints    Urogenital atrophy    Osteoporosis

Benefits of Estrogen Therapy      Estrogen therapy improves:    Vasomotor symptoms    Depressive symptoms, sleep   disorders, memory complaints    Urogenital atrophy    Osteoporosis

Benefits of Estrogen Therapy      Estrogen therapy improves:    Vasomotor symptoms    Depressive symptoms, sleep   disorders, memory complaints    Urogenital atrophy    Osteoporosis

Benefits of Estrogen Therapy      Estrogen therapy improves:    Vasomotor symptoms    Depressive symptoms, sleep   disorders, memory complaints    Urogenital atrophy    Osteoporosis

A Brief History…

The Beginning…   Premarin introduced in 1942   • Distributed by Wyeth Ayerst   • Conjugated equine estrogens (CEE)   • Prepared from urine collected from   pregnant mares

The 60’s    “Feminine Forever”   Robert A. Wilson, MD   1966

Feminine Forever   Robert Wilson, MD, 1966    “At age 50, there are no ova, no follicles, no theca,   no estrogen---truly a galloping catastrophe.”

Feminine Forever   Robert Wilson, MD, 1966    But with estrogen…    “Breasts and genital organs   will not shrivel. Such   women will be more   pleasant to live with and will   not become dull and   unattractive.”

Feminine Forever   Robert Wilson, MD, 1966    But with estrogen…    “Breasts and genital organs   will not shrivel. Such   women will be more   pleasant to live with and will   not become dull and   unattractive.”

The 70’s       Unopposed estrogen   therapy increases the   risk of endometrial   (uterine) cancer         New England Journal of Medicine, 1976

The 70’s       Progestogen therapy,   when combined with   estrogen, reduces   uterine risk    Medroxyprogesterone   acetate (MPA) Provera

“Despite the absence of clinical trial   data, by the mid-1990s it was almost dogma   that hormone therapy would prevent   coronary heart disease in postmenopausal   women.”       The 90’s

   “Documentation that all postmenopausal   patients had been offered estrogen was one of   the criteria used to evaluate the quality of   medical practice. Not to recommend estrogen   therapy was thought to be unethical.”    The 90’s    Elizabeth Barrett-Connor, MD    J Clin Endocrinol Metab, 2003

   Premarin, conjugated   equine estrogen   (CEE), was the most   widely dispensed   prescription drug in   the U.S.         The 90’s

         1992-2002…

Women’s Health Initiative (WHI) Ages 50-79   Hormone Therapy Clinical Trial Design   Women with    a uterus   Women who had    no uterus   Conjugated equine   estrogen (CEE) 0.625 mg/d   Placebo   CEE 0.625 mg/d +   medroxyprogesterone   acetate (MPA) 2.5 mg/d   Placebo N= 16,608   N= 10,739

Trends in Menopausal Hormone   Therapy Use, 2000-2009   •   Tsai SA, et al. Menopause 2011; 18:385

Trends in Menopausal Hormone   Therapy Use, 2000-2009   •   Tsai SA, et al. Menopause 2011; 18:385

Trends in Menopausal Hormone   Therapy Use, 2000-2009   •   Tsai SA, et al. Menopause 2011; 18:385   76%

     Nonprescription Remedies   Prescription Rx   Estrogen   Mind-Body and Behavior    Lifestyle Modification   Treatments of Menopause-   Associated Vasomotor Symptoms      Stuenkel CA. in Women & Health, Elsevier, 2013.

         Lessons learned…

1. Neither estrogen nor combined   therapy is indicated for primary   prevention of chronic conditions.      AHA 2011; NAMS 2012, ACOG 2013; USPSTF 2013

2. When hormone therapy is   discontinued, the rates of most   risks (and benefits) return to   baseline.      Manson JE, et al. JAMA 2013; 310:1353

3. A woman’s age and years since   menopause at the time of initiation   of hormone therapy affect clinical   cardiovascular outcomes.          Rossouw JE, et al. JAMA 2007;297:1465.

A Decade after the WHI—    The Experts Do Agree    Goal: acknowledge benefits and risks of   hormone therapy for relief of menopausal   symptoms      Stuenkel CA., et al. Menopause. 2012 Aug;19(8):846-847; J Clin Endocrinol Metab 2012;   Aug;97(8):2617-8; Fertil Steril. 2012 Aug;98(2):313-4.

A Decade after the WHI—    The Experts Do Agree:    Endorsements         • Academy of Women’s Health   • American Academy of Family Physicians   • American Academy of Physician Assistants   • American Association of Clinical Endocrinologists   • American Medical Women’s Association   • Asociacion Mexicana para el Estudio del Climaterio   • Association of Reproductive Health Professionals   • National Association of Nurse Practitioners in Women’s Health   • SIGMA Canadian Menopause Society   • National Osteoporosis Foundation   • Society for the Study of Reproduction   • Society of Obstetricians & Gynaecologists of Canada

4. The effects of unopposed   estrogen differ from combined   estrogen and progestogen therapy.      Manson JE, et al. JAMA 2013; 310:1353

Divergence of Benefit-Risk Profile in the WHI   Women Age 50 to 59 Years    CE Placebo CE/MPA       CHD Endpoints    Breast Cancer   *CHD endpoints: myocardial infarction and CHD death    LaCroix AZ, et al. JAMA 2011; Rossouw JE et al. JAMA, 2007; Heiss G et al, JAMA, 2008; by CA Stuenkel, 2013.   MORE   BENEFIT      MORE   HARM

Concerns with Progestogen Therapy    Tolerability issues    -Vaginal bleeding -Breast tenderness   -Mood effects -Breast density    Diverging safety profile of E versus E+P    Alternative progestogen regimens are unproven   regarding safety and efficacy    Another method is needed to protect the uterus

The SERM Landscape…

SERM Nomenclature    Selective Estrogen Receptor Modulator    Abbreviated as „SERM‟    FDA preferred terminology    Estrogen Agonist/ Antagonist with   Tissue-Selective Effects

Model of Estrogen Receptor Pharmacology   Nelson ER Wardell SE, McDonnell DP Bone 2013; 53:42-50.

Menopause Management   Clinical Indications for SERM Rx   Prevention and Treatment    Breast cancer    Osteoporosis   Symptom Relief    Dyspareunia    Vasomotor symptoms

Menopause Management   Clinical Indications for SERM Rx   Prevention and Treatment    Breast cancer    Osteoporosis   Symptom Relief    Dyspareunia    Vasomotor symptoms

Menopause Management   Clinical Indications for SERM Rx   Prevention and Treatment    Breast cancer    Osteoporosis   Symptom Relief    Dyspareunia    Vasomotor symptoms

Ospemifene: Treatment of Dyspareunia    FDA approval February 26, 2013    Oral 60 mg tablet taken once daily with food    Indication:   • Treatment of moderate to severe dyspareunia   • A symptom of vulvar and vaginal atrophy due   to menopause         www.fda.gov/NewsEvents

Menopause Management   Clinical Indications for SERM Rx   Prevention and Treatment    Breast cancer    Osteoporosis   Symptom Relief    Dyspareunia    Vasomotor symptoms

TSEC: Tissue Selective Estrogen Complex    Pairs   SERM bazedoxifene 20 mg   Conjugated estrogens 0.45 mg    New paradigm (FDA approved October 3, 2013)   Treatment of vasomotor symptoms   Osteoporosis prevention    Provides endometrial protection without progestogens       Karode Y. Endocrinology 2008;149:6084-91; www.fda.gov, Oct 3, 2103.

TSEC: Tissue Selective Estrogen Complex      Bazedoxifene (20 mg) with CE (0.625 mg or 0.45 mg)    Relieves vasomotor symptoms1,2    Improves vaginal symptoms1,3    Improves sleep and quality of life4    Decreases bone turnover and bone loss 5    Effects breast tenderness,1 vaginal bleeding,6 and rates   of endometrial hyperplasia7 similar to placebo therapy    No changes in mammographic breast density8   1. Lobo RA Fertil Steril 2009; 2. Pinkerton JV, Menopause, 2009 ;3. Kagan R, Menopause 2009; 4. Utian W, Maturitas, 2009; 5.   Lindsay R, Fertil Steril, 2009;6. Archer DF, Fertil Steril, 2009;7. Pickar JH, Fertil Steril 2009 ; 8. Harvey JA, Menopause, 2013

Breast Density Effects of   Bazedoxifene-Conjugated Estrogens   Pinkerton JV et al. Obstet Gynecol 2013; 121:959-68.; 1 year trial

TSEC: Additional Safety Data   For bazedoxifene 20 mg with CE 0.625 mg or   0.45mg:   VTE rates not additive   Rates for MI and CVA were not increased   compared to placebo   Longer follow-up and larger study populations   are needed to clarify risks and potential benefits            Taylor HS and Ohleth K. Menopause 2012

Menopause Management   Summary and Conclusions    Although estrogen has been known for over 70 years   to be the most effective agent to relieve symptoms of   menopause, unique challenges remain for managing   signs and symptoms of the menopause transition and   maintaining postmenopausal health

Menopause Management   Summary and Conclusions          For women with a uterus, combined estrogen and   progestogen therapy increases risks and decreases   patient tolerability of postmenopausal hormone therapy    SERM (Selective Estrogen Receptor Modulator) or   TSEC (Tissue Selective Estrogen Complex) therapy   has progressed from preventive indications to relief of   menopausal symptoms    Additional follow-up of newer therapies for longer   periods of time will clarify the risk/benefit profiles

  Menopause Management   Summary and Conclusions    The menopause transition, when viewed as a portal to   the second half of life, becomes a critical window to   reassess lifestyle, recognize ongoing and potential   health concerns, and take a proactive approach to   future wellbeing

Managing Menopause Symptoms:   Yesterday, Today, and Tomorrow   Cynthia A. Stuenkel, MD   University of California, San Diego   Ligand Pharmaceuticals, Inc. Analyst Day   November 14, 2013

Keith Marschke, Ph.D.

Introducing Keith Marschke, Ph.D.   • Vice President of Biology   • Joined Ligand in 1994   • Held leadership roles in some of Ligand’s most   successful discovery programs   — TPO, EPO, GCSF   — SARM and SERMs   • Ph.D. in Molecular and Cellular Pathobiology   from the Bowman Gray School of Medicine-   Wake Forest University   — Postdoctoral research in the Laboratories of   Reproductive Biology at the University of North   Carolina   • Author of more than 50 scientific publications   153

Glucagon Receptor   Antagonist Program

Diabetes: A Growing Global Epidemic   155   • Currently affects over 350 million people worldwide   — 26 million in U.S. (11% of adult population)   — 2 million Americans diagnosed every year   • By 2050, 1 in 3 adults in U.S. will have diabetes if trend continues   2013   Non-Diabetics   Diabetics   Source: American Diabetes Association “Fast Facts” 2013; CDC “National Diabetes Fact Sheet” 2011;   WHO Diabetes Fact Sheet; International Diabetes Federation Atlas, 2012 Update   2050

Major Global Market for Diabetes Drugs   $33 B   $60+ B   Sources: Brinson Patrick report 12/3/12;   SunTrust report 6/25/13   • One of the largest drug categories      • Global market projected to double   to over $60 billion by 2020      • Combination therapy highly   prevalent and necessary to optimize   management of the disease      • Significant opportunity for novel   treatment mechanisms      156

• Glucagon - essential regulator of glucose and recognized as a   pharmacological target for over 30 years   — Glucagon increases glucose levels, opposing insulin   — Glucagon antagonism reduces plasma glucose in diabetics   • Significant ripening of science during last 3 years    1923 1953 1982   Insulin discovered and   hyperglycemic factor   postulated   Glucagon   purified and   crystallized   Peptide GCGR antagonist   reduces plasma glucose in   diabetic rats   2001   Small molecule   GCGR antagonist   Bay 27-9955   tested in humans   2011-13   Merck & Lilly demonstrate glucose   and HbA1c reduction in Phase 2 trials   157   Glucagon: A Long History in Diabetes

• Expected effective across broad population of patients   — Lean/Obese: Elevated hepatic glucose production   determinant of hyperglycemia in early and late disease   — Advanced patients: Glucagon-to-insulin ratio increases      • Efficacious in both fed and fasted states      • Expect to be prescribed in combination with other diabetes   drugs, including the newer classes of treatment   158   GCGR Antagonists Role in Type 2 Diabetes

Class   Estimated Peak   Sales Potential   Potential Drugs   in 2020   DPP-IV Inhibitors $12 Billion 5   GLP-1 Agonists $7 Billion 5   SGLT-2 Inhibitors $2 Billion 4   GCGR Antagonists ++++ 2   Source: Thompson Reuters, Annual Reports   • Branded treatments have multi-billion dollar sales potential   • By 2020, existing classes will all have 4-5 competing agents         • GCGR antagonist class: Only two companies, including Ligand,   could potentially share multibillion-dollar opportunity by 2020   159   Significant Opportunity for GCGR Antagonists

Existing   Class   Product Profile GCGR Advantage   DPP-IV   Inhibitors   Modest reduction of plasma glucose   Higher glucose   reduction   GLP-1   Agonists   Only available as injectables Oral   SGLT-2   Inhibitors   Contraindicated for renally impaired patients Spares kidney   • Product profile and recent clinical data suggest significant market   advantages for a safe, highly potent, oral GCGR antagonist      160   Advantages of Potent GCGR Antagonist

Class   Company   Lilly AZ BMS Merck BI Takeda Novartis Sanofi GSK Novo J&J   DPP-IV   Inhibitors √ √ √ √ √ √ √   GLP-1   Agonists √ √ √ √ √ √   SGLT-2   Inhibitors √ √ √ √ √ √   GCGR   Antagonist √    Commercial or late-stage clinical assets    Single region molecules not shown   • Major diabetes players can fill a hole in their treatment offerings,   newer players could make a significant market impact   • Over the past 5 years there have been 28 licensing deals in   diabetes with disclosed deal payments of $7.9 billion   161   Global Diabetes “Dance Card”

Ligand’s Glucagon Program: LGD-6972   • Novel, highly potent, oral small molecule GCGR antagonist for   treatment of type 2 diabetes   • Clinical candidate with excellent properties   — Highly potent and selective in vitro; superior potency to other compounds   — Potent and efficacious in in vivo models of type 2 and type 1 diabetes   — Excellent pharmacokinetic profile in mice, rats, dogs, and monkeys   — No safety pharmacology or genotoxicity observations   — Well tolerated in toxicology studies   • One of Ligand’s most significant un-partnered assets   • Metabasis preclinical asset, advanced to the clinic by Ligand   — CVR sharing on any potential partnering deal   162

Treatment   Lean Vehicle LGD-6972 Sitagliptin   D   P   P   IV   A   ct   iv   ity   (   R   F   U   /s   e   c)   0   5e+5   1e+6   2e+6   2e+6   *   *   Chronic Glucose Reduction in Diabetes Model   • db/db mice: a model of advanced type 2 diabetes   • Daily oral doses of LGD-6972 for 28-days   American Diabetes Association (ADA) 72nd Scientific Sessions; Philadelphia, PA, USA; June 8-12, 2012   0 7 14 21 28   200   400   600   800   Vehicle   LGD-6972, 30 mg/kg   Sitagliptin, 30 mg/kg   *   *   *   *   *   Lean   *p<0.05 vs. vehicle   Days of treatment   Bl   oo   d   glu   co   se   (m   g/   dL   )   163

Glucose Reduction in Type 1 Diabetes Model   • Mice injected with streptozotocin      • LGD-6972 dosed orally after   hyperglycemia established      • Significant glucose reduction   observed through 28 days   164   -S   TZ   +   V   eh   ic   le   +S   TZ   +   V   eh   ic   le   +S   TZ   +   L   G   D   -6   97   2   0   100   200   300   400   500 0.05   0.001 0.01   F   a   s   ti   n   g   B   lo   o   d   G   lu   c   o   s   e   (   m   g   /d   L   )   Vajda, et al., American Diabetes Association 73rd Scientific Sessions; Chicago, IL; June 21-25, 2013

165   • Primary objective: Evaluate the safety and tolerability of   single oral doses of LGD-6972 in healthy subjects and   subjects with type 2 diabetes   — Double-blind, placebo-controlled, randomized ascending dose study      • Enrollment planned for 56 participants   — Six groups of healthy subjects and one group of subjects with diabetes   — 8 subjects per group (6 LGD-6972 and 2 placebo)      • Trial initiated November 2013   Phase I Clinical Trial Design

Financial Overview and Outlook   John Sharp

$0   $10   $20   $30   $40   $50   $60   $70   $80   2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016   Low Operating Costs   $   m   il   lio   n   s   Combined R&D and G&A Cash Expense   Do not need to increase   costs to grow revenue   from existing portfolio   Focused spending discipline,   elimination of costs   not driving value   167

45%   45%   10%   Company Operations   Facilities, insurance, taxes and   administrative expenses   2013 Cost Structure   • Annual cash costs of <$20 million   • Efficient cost structure that supports activities to further   expand the “Shots-on-Goal” portfolio   Pipeline Costs   Research & development,   business development and   patent costs   Public Company Costs   Audit, public filing costs, legal and   D&O insurance      168

Projected Revenue Composition                  50%   53%   69%   78%   $0   $20   $40   $60   $80   $100   2013 2014 2015 2016   License and other   Material Sales   Royalties   > $106   $45-$46   $62-$64   > $81   By 2016, royalties projected to make up >75% of total revenues   $   m   il   lio   n   s   169

2014 – 2016 Revenue Buildup   • Royalty revenue:   — Derived from sell-side research analysis and analyst   projections for Promacta and Kyprolis   • Captisol sales:   — Projected to be between $15 and $20 million per year   • License/milestones:   — Projected to be between $5 and $10 million per year   based on potential milestones for existing deals   — Does not include significant new deals         170

Gross Margins   • Royalties – 100% gross margin   • License and Milestone payments – 100% gross margin   • Captisol Material Sales – Projected 55% gross margin for 2014 - 2016   — Cost of goods % dependent on type of sale   — Clinical: ~80% gross margin   — Commercial: ~50% gross margin   • For 2014 - 2016, majority of revenue will be derived from royalties and   license/milestone payments               Projected ~ 90% gross margin for combined   projected revenue for 2014 - 2016   171

  • High annual revenue growth projected for next three years   — 2014: $62 - $64 million   — 2015: > $81 million   — 2016: > $106 million   • Low annual cash expenses of approximately $20 million per year   • Significant earnings per share growth projected next three years   — 2014: $1.40 - $1.45   — 2015: > $2.13   — 2016: > $3.18         Three-Year Financial Outlook   EPS Outlook based on Non-GAAP EPS (excludes   CVRs, discontinued operations and stock-based   comp) and based on 21.2 million, 21.7 million and   22.2million "fully diluted shares outstanding” for   2014, 2015 and 2016, respectively   172

Tax Assets   • Ligand has three types of tax assets   — Net operating loss carryforwards (NOLs)   — Tax credits   — Future tax deductions      • Based on continued tax analysis, Ligand’s projected   gross tax assets have increased by $59 million over the   past year, from $747 million to $806 million         173

Summary of Tax Assets   • NOLs:   — $511 million of federal NOLs (~$464 million unrestricted)   — $185 million of state NOLs   • Tax credits:   — $19.5 million of federal R&D tax credits   — $17.5 million of state R&D tax credits   • Future deductions:   — $73 million of future federal NOLs (capitalized R&D)               Based on current outlook, we expect to utilize the   majority of our tax assets over the next 6 years   174

Projected Tax Expense   • Ligand currently has a full “valuation allowance” against its deferred $245   million tax assets   – Until “valuation allowance” is released, annual book tax expense is equal to   $0.5 million plus actual taxes paid   • Upon reaching consistent, multi-year profitability, Ligand will release the   “valuation allowance” and record a tax benefit of approximately $245   million   – Subsequent to the release of the “valuation allowance”, annual book expense   will be equal to taxable income multiplied by the statutory rate (~38%)   – Actual tax payments expected to be < 2% of pre-tax income                        For Illustration Purposes   2014 2015 2016 2017 2018   Book tax rate 5% -613% 38% 38% 38%   Taxes paid rate* 2% 2% 2% 2% 2%   * Assumes no future section 382 ownership changes to limit NOL use   175

Long-term Cash Planning    Significant High-Quality Revenue Growth    +    Flat Cash Expenses    +    > $800 Million of Tax Assets    =   Accumulation of potentially large cash balance to   be used for opportunistic acquisitions or returned   to shareholders         176

2013 Financial Guidance                  ($ in millions)   Revenue   Royalties 6.8$ - 7.0$ 23.2$ - 23.4$   Material sales 3.7 - 4.0 15.9 - 16.2   License and other 0.5 - 1.0 5.9 - 6.4   11.0$ - 12.0$ 45.0$ - 46.0$   Cost of goods sold 45% 40%   Combined R&D and G&A 5.9$ - 6.4$ 26.5$ - 27.0$   EPS - Non-GAAP 0.15$ - 0.17$ 0.49$ - 0.51$   EPS - Non-GAAP (excl Stock Comp) 0.22$ - 0.24$ 0.77$ - 0.79$   Full Year   2013   4th Quarter   2013   • Ligand now completing it’s first full year of operational profitability and   closely monitors the business on a cash basis   • Consistent with industry peers, going forward, Ligand will exclude stock-   based compensation expense from non-GAAP net income and EPS   177

Milestone Partner LGND Est. Timing   CE-Carbamazapine NDA filing Lundbeck December   RE-021 FONT-3 Phase 2 initiation Retrophin December   ASH Conference (Promacta, Kyprolis, Oral GCSF) GSK, Onyx, LGND December   AES Conference (CE-Carbamazepine) Lundbeck December   Undisclosed (Captisol program) Phase 1 initiation Sage December   Pradefovir Phase 1 initiation Chiva Q1 ‘14   BACE Phase 2/3 safety data Merck Q1 ‘14   BACE Phase 2/3 Phase 3 initiations Merck Q1 ‘14   Undisclosed (Captisol program) Phase 2 initiation Vertex Q1 ‘14   DUAVEE™ US Launch Pfizer Q1 ‘14   Fablyn launch Ethicor Q2 ‘14   Kyprolis Phase 3 data Onyx 1H ‘14      178   Potential Upcoming News and Catalysts

Milestone Partner LGND Est. Timing   Melphalan NDA filing Spectrum 1H ‘14   MEI-143 Phase 2 initiation MEI Pharma 1H ‘14   MEI-344 Phase 1b initiation MEI Pharma 1H ‘14   CE-Delafoxacin Phase 3 completion Melinta Q3 ‘14   DUAVEE™ EU Approval Pfizer Q3 ‘14   EHA Conference (Promacta, Kyprolis) GSK, Onyx June ‘14   EASL Conference (HepDirect Technology) LGND June ’14   Glucagon Phase I data LGND 2H ’14   IV-Topiramate Phase 2 initiation CURx 2H ‘14   Alzheimer’s Assoc Int’l Conference (BACE) Merck July ‘14   Noxafil-IV Approval Merck Q3 ‘14   Undisclosed (Captisol Program) Launch Hospira Q3 ‘14   CE-Carbamazepine Approval Lundbeck Q4 ‘14   CE-Delafloxacin NDA filing Melinta Q4 ‘14      179   Potential Upcoming News and Catalysts

     2014 and Beyond   Analyst Day   Chicago - November 14, 2013      NASDAQ: LGND